The Board of Directors
ACLN Limited


The audit referred to in our report dated April 30, 2001, which is included in the financial statements constituting part of this Form 20-F included the audit of Schedule II for the years ended December 31, 1998, 1999 and 2000. This financial statement schedule is the responsibility of the Company's Management. Our responsibility is to express an opinion on this financial statement schedule based upon our audits.

In our opinion, such schedule presents fairly, in all material respects, the information set forth therein.



/s/ BDO International
Nicosia, Cyprus
                                                  April 30, 2001

                                                   ACLN LIMITED
                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS



              COLUMN A                    COLUMN B           COLUMN C         ADDITIONS      COLUMN D        COLUMN E
---------------------------------------------------------------------------------------------------------------------------
                                         BALANCE AT      CHARGED TO COSTS    CHARGED TO     DEDUCTIONS    BALANCE AT END
                                     BEGINNING OF PERIOD   AND EXPENSES    OTHER ACCOUNTS (1)               OF PERIOD
---------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 1998
Allowance for doubtful accounts                  347.188                  0         21.040         22.745          345.483
Year ended December 31, 1999
Allowance for doubtful accounts                  345.483                  0              0        345.483                0
Year ended December 31, 2000
Allowance for doubtful accounts                        0                  0              0              0                0
---------------------------------------------------------------------------------------------------------------------------

(1) The amounts charged to other accounts represent movement in reserves due to exchange differences.